UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK INVESTMENT TRUST
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:


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INTERNATIONAL CORE FUND

2016 Special Meeting of Shareholders
WEDNESDAY, OCTOBER 19, 2016

Proxy Voting Instructions
Make your selection below.
Votes can be changed until voting deadline.

The voting instructions indicated below represent the most up-to-date vote information on file.

Active - Voted

Vote by
Oct 18, 2016 11:59 p.m. EDT

Control #9513152177091480

Proposal(s)

1. A PROPOSAL TO APPROVE THE REORGANIZATION OF INTERNATIONAL CORE FUND AND DISCIPLINED VALUE INTERNATIONAL FUND ("DVI FUND"), WHEREBY DVI FUND ACQUIRES THE ASSETS, AND ASSUMES SUBSTANTIALLY ALL THE LIABILITIES, OF INTERNATIONAL CORE FUND FOR SHARES OF DVI FUND, WHICH ARE THEN DISTRIBUTED TO YOU AND THE OTHER INTERNATIONAL CORE FUND SHAREHOLDERS.

BOARD RECOMMENDATION: FOR

FOR | AGAINST | ABSTAIN

By clicking "update" I am hereby granting a proxy as defined in the shareholder materials.

RESET | UPDATE

Shareholder
Materials

- Grant of Proxy Authority
- Proxy Statement
- Prospectus

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INTERNATIONAL CORE FUND

2016 Special Meeting of Shareholders
WEDNESDAY, OCTOBER 19, 2016

Thank you.

Your vote has been submitted

Votes can be changed until voting deadline.

REVIEW/CHANGE VOTES | ENTER ANOTHER CONTROL NUMBER | PRINT

Active - Voted

Vote by
Oct 18, 2016 11:59 p.m. EDT

Control #9513152177091480

Enter or edit your email address to receive a confirmation when your vote is recorded:

EdeliveryBookends@broadridge.com | NOTIFY ME

Shareholder
Materials

- Grant of Proxy Authority
- Proxy Statement
- Prospectus

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Shareholder
Education

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SEC: Spotlight on Proxy Matters

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INTERNATIONAL CORE FUND

2016 Special Meeting of Shareholders
WEDNESDAY, OCTOBER 19, 2016

Thank you.

Your vote has been submitted

Votes can be changed until voting deadline.

REVIEW/CHANGE VOTES | ENTER ANOTHER CONTROL NUMBER | PRINT

Active - Voted

Vote by
Oct 18, 2016 11:59 p.m. EDT

Control #9513152177091480

Notification Saved
A confirmation will be sent to the e-mail address provided when your vote is recorded.

Shareholder
Materials

- Grant of Proxy Authority
- Proxy Statement
- Prospectus

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ProxyVote Confirmation - 9513152177091XXX - Message (HTML)

Tue 8/30/2016 12:58 PM

registrar@proxyvote.com

ProxyVote Confirmation - 9513152177091XXX

To Linda Patterson

If there are problems with how this message is displayed, click here to view it in a web browser.
Click here to download pictures. To help protect your privacy, Outlook prevented automatic download of some pictures in this message.

INTERNATIONAL CORE FUND

2016 Special
Meeting of Shareholders
WEDNESDAY, OCTOBER 19, 2016

Your vote instructions have been received and recorded for:

INTERNATIONAL CORE FUND

CUSIP: 47803T452

This confirmation has been sent from www.proxyvote.com.

Shareholder
Materials

Proxy Statement

Prospectus

John Hancock
INVESTMENTS

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E12687-S48693

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

	For	Against	Abstain
1. A proposal to approve an Agreement and Plan of Reorganization between John Hancock International Core Fund ("International Core Fund") and John Hancock Disciplined Value International Fund ("Disciplined Value International Fund"). Under this agreement, International Core Fund would transfer all of its assets to Disciplined Value International Fund in exchange for shares of Disciplined Value International Fund. These shares would be distributed, as described in the accompanying combined proxy statement and prospectus, proportionately to you and the other shareholders of International Core Fund. Disciplined Value International Fund would also assume substantially all of International Core Fund's liabilities.	☐	☐	☐

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on October 19, 2016
The Proxy Statement and Prospectus for this Meeting are available at www.proxyvote.com.

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

E12688-S48693

PROXY **INTERNATIONAL CORE FUND** **PROXY**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 19, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF JOHN HANCOCK FUNDS III

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, Jay Aronowitz, Ariel Ayanna, Sarah Coutu, John J. Danello, Thomas Dee, Philip Fontana, Kinga Kapuscinski, Nicholas J. Kolokithas, Suzanne Lambert, Harsha Pulluru, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Gina Goldych-Waters and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of International Core Fund ("International Core Fund"), a series of John Hancock Funds III ("JHF III") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of JHF III (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, October 19, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated August 19, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

JOHN HANCOCK INTERNATIONAL CORE FD R1 SPECIAL MEETING TO BE HELD ON 10/19/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 07/29/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

1 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47803T452

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 10/19/16 FOR JOHN HANCOCK INTERNATIONAL CORE FD R1
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

1. *- A PROPOSAL TO APPROVE THE REORGANIZATION OF INTERNATIONAL CORE FUND AND DISCIPLINED VALUE INTERNATIONAL FUND ("DVI FUND"), WHEREBY DVI FUND ACQUIRES THE ASSETS, AND ASSUMES SUBSTANTIALLY ALL THE LIABILITIES, OF INTERNATIONAL CORE FUND FOR SHARES OF DVI FUND, WHICH ARE THEN DISTRIBUTED TO YOU AND THE OTHER INTERNATIONAL CORE FUND SHAREHOLDERS. ---->>> FOR 0019900 --->>> 1.

FOR	AGN	ABS
☐	☐	☐

X

3

47803T452

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

S48643

Broadridge™

1

51 MERCEDES WAY
EDGEWOOD NY 11717

1

**

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01H

JOHN HANCOCK INTERNATIONAL CORE FD C SPECIAL MEETING TO BE HELD ON 10/19/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 07/29/16

* ISSUER CONFIRMATION COPY - INFO ONLY *

2 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47803T460

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 10/19/16 FOR JOHN HANCOCK INTERNATIONAL CORE FD C
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM **A**

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

1. *- A PROPOSAL TO APPROVE THE REORGANIZATION OF INTERNATIONAL CORE FUND AND DISCIPLINED VALUE INTERNATIONAL FUND ("DVI FUND"), WHEREBY DVI FUND ACQUIRES THE ASSETS, AND ASSUMES SUBSTANTIALLY ALL THE LIABILITIES, OF INTERNATIONAL CORE FUND FOR SHARES OF DVI FUND, WHICH ARE THEN DISTRIBUTED TO YOU AND THE OTHER INTERNATIONAL CORE FUND SHAREHOLDERS. ---->>> FOR 0019900 --->>> 1.

FOR AGN ABS
0 0 0

X

3

47803T460

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

S48643

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

2

2

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

FOR
0

VIF01H

JOHN HANCOCK INTERNATIONAL CORE FD B SPECIAL MEETING TO BE HELD ON 10/19/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 07/29/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
3 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47803T478

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 10/19/16 FOR JOHN HANCOCK INTERNATIONAL CORE FD B
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

			FOR	AGN	ABS
1. *- A PROPOSAL TO APPROVE THE REORGANIZATION OF INTERNATIONAL CORE FUND AND DISCIPLINED VALUE INTERNATIONAL FUND ("DVI FUND"), WHEREBY DVI FUND ACQUIRES THE ASSETS, AND ASSUMES SUBSTANTIALLY ALL THE LIABILITIES, OF INTERNATIONAL CORE FUND FOR SHARES OF DVI FUND, WHICH ARE THEN DISTRIBUTED TO YOU AND THE OTHER INTERNATIONAL CORE FUND SHAREHOLDERS. ---->>>	FOR 0019900	--->>> 1	☐	☐	☐

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

47803T478

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

S48643

Broadridge™

3

51 MERCEDES WAY
EDGEWOOD NY 11717

3

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01H

JOHN HANCOCK INTERNATIONAL CORE FD A SPECIAL MEETING TO BE HELD ON 10/19/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 07/29/16

* ISSUER CONFIRMATION COPY - INFO ONLY *

4 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47803T486

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 10/19/16 FOR JOHN HANCOCK INTERNATIONAL CORE FD A
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- A PROPOSAL TO APPROVE THE REORGANIZATION OF INTERNATIONAL CORE FUND AND DISCIPLINED VALUE INTERNATIONAL FUND ("DVI FUND"), WHEREBY DVI FUND ACQUIRES THE ASSETS, AND ASSUMES SUBSTANTIALLY ALL THE LIABILITIES, OF INTERNATIONAL CORE FUND FOR SHARES OF DVI FUND, WHICH ARE THEN DISTRIBUTED TO YOU AND THE OTHER INTERNATIONAL CORE FUND SHAREHOLDERS. ---->>> FOR 0019900 --->>> 1. FOR ☐ AGN ☐ ABS ☐

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

000

3

47803T486

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge™

S48643

4

51 MERCEDES WAY
EDGEWOOD NY 11717

4

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

V1F01H

JOHN HANCOCK INTERNATIONAL CORE FD I SPECIAL MEETING TO BE HELD ON 10/19/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 07/29/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
5 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47803T494

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 10/19/16 FOR JOHN HANCOCK INTERNATIONAL CORE FD I
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

			FOR	AGN	ABS
1. *- A PROPOSAL TO APPROVE THE REORGANIZATION OF INTERNATIONAL CORE FUND AND DISCIPLINED VALUE INTERNATIONAL FUND ("DVI FUND"), WHEREBY DVI FUND ACQUIRES THE ASSETS, AND ASSUMES SUBSTANTIALLY ALL THE LIABILITIES, OF INTERNATIONAL CORE FUND FOR SHARES OF DVI FUND, WHICH ARE THEN DISTRIBUTED TO YOU AND THE OTHER INTERNATIONAL CORE FUND SHAREHOLDERS. ---->>>	FOR 0019900	--->>> 1.	0	0	0

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

47803T494

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

S48643

Broadridge™

5

51 MERCEDES WAY
EDGEWOOD NY 11717

5

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR 0

VIF01H

JOHN HANCOCK INTERNATIONAL CORE FUND R2 SPECIAL MEETING TO BE HELD ON 10/19/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 07/29/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
6 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47803U327

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 10/19/16 FOR JOHN HANCOCK INTERNATIONAL CORE FUND R2
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

1. *- A PROPOSAL TO APPROVE THE REORGANIZATION OF INTERNATIONAL CORE FUND AND DISCIPLINED VALUE INTERNATIONAL FUND ("DVI FUND"), WHEREBY DVI FUND ACQUIRES THE ASSETS, AND ASSUMES SUBSTANTIALLY ALL THE LIABILITIES, OF INTERNATIONAL CORE FUND FOR SHARES OF DVI FUND, WHICH ARE THEN DISTRIBUTED TO YOU AND THE OTHER INTERNATIONAL CORE FUND SHAREHOLDERS. ---->>> FOR 0019900 --->>> 1. FOR ☐ AGN ☐ ABS ☐

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

47803U327

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

S48643

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

6

6

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01H

JOHN HANCOCK INTERNATIONAL CORE FUND R5 SPECIAL MEETING TO BE HELD ON 10/19/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 07/29/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

7 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47803U558

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 10/19/16 FOR JOHN HANCOCK INTERNATIONAL CORE FUND R5
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- A PROPOSAL TO APPROVE THE REORGANIZATION OF INTERNATIONAL CORE FUND AND DISCIPLINED VALUE INTERNATIONAL FUND ("DVI FUND"), WHEREBY DVI FUND ACQUIRES THE ASSETS, AND ASSUMES SUBSTANTIALLY ALL THE LIABILITIES, OF INTERNATIONAL CORE FUND FOR SHARES OF DVI FUND, WHICH ARE THEN DISTRIBUTED TO YOU AND THE OTHER INTERNATIONAL CORE FUND SHAREHOLDERS. ---->>> FOR 0019900 --->>> 1. FOR ▢ AGN ▢ ABS ▢

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

47803U558

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ▢

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

S48643

7

7

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ▢

VIF01H

JOHN HANCOCK INTERNATIONAL CORE FUND R4 SPECIAL MEETING TO BE HELD ON 10/19/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 07/29/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
8 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47803U566

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 10/19/16 FOR JOHN HANCOCK INTERNATIONAL CORE FUND R4
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- A PROPOSAL TO APPROVE THE REORGANIZATION OF INTERNATIONAL CORE ---->>> FOR --->>> 1. FOR ▢ AGN ▢ ABS ▢
FUND AND DISCIPLINED VALUE INTERNATIONAL FUND ("DVI FUND"), WHEREBY DVI FUND ACQUIRES THE ASSETS, AND ASSUMES SUBSTANTIALLY ALL THE LIABILITIES, OF INTERNATIONAL CORE FUND FOR SHARES OF DVI FUND, WHICH ARE THEN DISTRIBUTED TO YOU AND THE OTHER INTERNATIONAL CORE FUND SHAREHOLDERS.

0019900

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

47803U566

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ▢

Broadridge™

S48643

51 MERCEDES WAY
EDGEWOOD NY 11717

8

8

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ▢

VIF01H

JOHN HANCOCK INTERNATIONAL CORE FUND R3 SPECIAL MEETING TO BE HELD ON 10/19/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 07/29/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

9 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47803U574

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 10/19/16 FOR JOHN HANCOCK INTERNATIONAL CORE FUND R3
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- A PROPOSAL TO APPROVE THE REORGANIZATION OF INTERNATIONAL CORE FUND AND DISCIPLINED VALUE INTERNATIONAL FUND ("DVI FUND"), WHEREBY DVI FUND ACQUIRES THE ASSETS, AND ASSUMES SUBSTANTIALLY ALL THE LIABILITIES, OF INTERNATIONAL CORE FUND FOR SHARES OF DVI FUND, WHICH ARE THEN DISTRIBUTED TO YOU AND THE OTHER INTERNATIONAL CORE FUND SHAREHOLDERS. ---->>> FOR 0019900 --->>> 1. FOR ☐ AGN ☐ ABS ☐

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

000

3

47803U574

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

S48643

9

9

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01H

JOHN HANCOCK INTERNATIONAL CORE FUND R6 SPECIAL MEETING TO BE HELD ON 10/19/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 07/29/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
10 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47803W877

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 10/19/16 FOR JOHN HANCOCK INTERNATIONAL CORE FUND R6
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

1. *- A PROPOSAL TO APPROVE THE REORGANIZATION OF INTERNATIONAL CORE ---->>> FOR --->>> 1. FOR ☐ AGN ☐ ABS ☐
FUND AND DISCIPLINED VALUE INTERNATIONAL FUND ("DVI FUND"), 0019900
WHEREBY DVI FUND ACQUIRES THE ASSETS, AND ASSUMES
SUBSTANTIALLY ALL THE LIABILITIES, OF INTERNATIONAL CORE FUND
FOR SHARES OF DVI FUND, WHICH ARE THEN DISTRIBUTED TO YOU AND
THE OTHER INTERNATIONAL CORE FUND SHAREHOLDERS.

X

3

47803W877

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

S48643

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

10

10

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01H